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                                  FUND PROFILE


                            USAA GROWTH STRATEGY FUND

                                 AUGUST 1, 2001


     The Fund is a no-load mutual fund offered by USAA Investment Management Company. The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income. Using present target ranges, the Fund's assets will be invested mostly in stocks (divided into the categories of large cap, small cap, and international) and to a lesser extent, bonds and money market instruments.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

     This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 1-800-842-5884.

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THIS FUND. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THIS FUND PROFILE.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.

The Fund's main strategy is to provide a diversified investment program within one mutual fund, by allocating the Fund's assets in each of the following investment categories according to the following targeted ranges.

           INVESTMENT                PERCENT TARGET RANGE
           CATEGORIES                    OF NET ASSETS

       Large Cap Stocks                    40 - 75%
       Small Cap Stocks                     0 - 20%
       International Stocks                10 - 30%
       Bonds                               10 - 35%
       Money Market Instruments             0 - 20%

Securities are classified by category at the time of purchase, and the ranges allow for a variance within each investment category.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling 1-800-842-5884.

WHAT ARE THE MAIN RISKS
OF INVESTING IN THIS FUND?

The primary risks of investing in this Fund are market risk, the unique risks of investing in foreign stocks, interest rate risk, and credit risk.

  * MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline in a down stock market, regardless of the success or failure of any one company's operations.

  * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign stock will decrease because of currency exchange rate fluctuations, increased price volatility, uncertain political conditions, and other factors.

  * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

     IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

     IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

  * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

An additional risk of the Fund includes rebalancing risk, which involves the purchasing and selling of securities in order to rebalance the Fund's portfolio. In doing so, the Fund may pay more in brokerage commissions that it would without a rebalancing policy. This is done to return the actual allocation of the Fund's assets to within its target ranges. As with other mutual funds, losing money is also a risk of investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

[BAR CHART]

                     CALENDAR YEAR     TOTAL RETURN
                         1996*             22.13%
                         1997               9.10%
                         1998              14.98%
                         1999              20.93%
                         2000              -6.80%

                 * FUND BEGAN OPERATIONS ON SEPTEMBER 1, 1995.


                          SECOND QUARTER TOTAL RETURN
                                     0.00%

          BEST QUARTER                                 WORST QUARTER
       20.93% 4th Qtr. 1998                        -14.07% 3rd Qtr. 1998

The table below shows how the Fund's average annual total returns for the one- and five-year periods and the life of the Fund compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                                            SINCE
                                  PAST       PAST         INCEPTION
                                 1 YEAR     5 YEARS        9/1/95
-------------------------------------------------------------------------------
  Growth Strategy Fund           -6.80%     11.54%         12.10%
 ...............................................................................
  S&P 500 Index*                 -9.10%     18.33%         19.30%
 ...............................................................................
  Lipper Flexible Portfolio
  Fund Index**                     .32%     11.60%         12.23%+
===============================================================================
  * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

  ** THE  LIPPER  FLEXIBLE  PORTFOLIO  FUND  INDEX  TRACKS  THE   TOTAL  RETURN
     PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN.

  + THE PERFORMANCE OF THE LIPPER FLEXIBLE PORTFOLIO FUND INDEX IS CALCULATED AT THE END OF THE MONTH, AUGUST 31, 1995, WHILE THE FUND'S INCEPTION DATE IS SEPTEMBER 1, 1995. THERE MAY BE A SLIGHT VARIATION OF THESE PERFORMANCE NUMBERS DUE TO THIS ONE-DAY DIFFERENCE.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

 ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses during the past fiscal year ended May 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

              MANAGEMENT   DISTRIBUTION    OTHER       TOTAL ANNUAL
                 FEES      (12B-1) FEES   EXPENSES   OPERATING EXPENSES
          ----------------------------------------------------------------
                .75%          None          .61%            1.36%

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming:

    *  5% annual return
    *  the Fund's operating expenses remain the same
    *  you redeem all of your shares at the end of the periods shown

                  AFTER         AFTER       AFTER       AFTER
                 1 YEAR        3 YEARS     5 YEARS     10 YEARS
               --------------------------------------------------
                  $138           $431       $745        $1635

WHO IS THE FUND'S INVESTMENT ADVISER?

USAA Investment Management Company serves as the Fund's manager and distributor. We are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees.

For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended May 31, 2001.

Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Fund Index.

The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of its Lipper Index as reference above over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The maximum annualized performance adjustment rate is +/-0.06% of the Fund's average net assets over the performance period. The performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services for the Fund. Our affiliate, USAA Shareholder Account Services, also provides transfer agency services for the Fund.

The asset allocation manager of the Fund, WILLIAM VAN ARNUM, CFA, portfolio manager of equity investments, has 14 years' investment management experience and became a member of the investment team in June 2000. Prior to joining us, he worked for the University of California, Office of the Treasurer, from August 1992 to May 2000. He holds an MBA from San Francisco State University and a BS from California Polytechnic State University, San Luis Obispo.

HOW DO I BUY SHARES?

You may complete the enclosed application and return it to us with your check. If you prefer to open your account by exchange or bank wire, simply call us at 1-800-531-8448 for instructions. The minimum initial investment is $3,000 [$500 Uniform Gifts/Transfers to Minor Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

HOW DO I SELL SHARES?

You may redeem all or a portion of your Fund shares on the Internet, by written request, in person, telephone, fax, or telegram, any day the net asset value per share is calculated.

HOW ARE DISTRIBUTIONS MADE?

The Fund pays net investment income dividends annually. Ordinarily, any net capital gain distribution will be paid in December. Distributions are automatically reinvested in additional shares unless you specify otherwise. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations. Regardless of the length of time you have held Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

WHAT SERVICES ARE AVAILABLE?

We provide a wide variety of services including:

    *  Internet access - usaa.com
    *  account information and assistance
    *  24-hour automated telephone services through TouchLINE(R)
    *  periodic statements and reports
    *  automatic investment plans
    *  free exchanges among  USAA Funds

You will find in-depth information about these services in the INVESTOR'S GUIDE, which will be sent to you upon your initial investment with us. The INVESTOR'S GUIDE will help you get the most out of your USAA mutual fund account and assist you in your role as an investor.

Our customer service representatives are available to assist you, call toll free 1-800-842-5884, Monday through Friday from 8 a.m. to 7 p.m. CT.


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